                                                                  EXHIBIT 10.2

                           AMENDMENT AND WAIVER NO. 3
                  TO THE AMENDED AND RESTATED CREDIT AGREEMENT

                                        Dated as of September 29, 2000

         AMENDMENT AND WAIVER NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") among Classic Cable, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Union Bank of California, N.A., as agent (the "Agent") for the Lenders.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Agent, Goldman Sachs Credit Partners L.P., as Lead Arranger and Syndication Agent, and The Chase Manhattan Bank, as Documentation Agent, have entered into an Amended and Restated Credit Agreement dated as of July 28, 1999, as amended by Amendment and Waiver No. 1 dated as of November 15, 1999 and by Amendment and Waiver No. 2 dated as of January 31, 2000 (as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

         (2) The Borrower has requested that Majority Lenders agree to amend certain of the financial covenants and to further amend the Credit Agreement as hereinafter set forth.

         (3) The Majority Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrower and to amend the Loan Documents as hereinafter set forth.

         SECTION 1. Amendments to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3, the Majority Lenders hereby agree to amend the Credit Agreement as follows:

         (a) The definition of "Applicable Margin" in Section 1.1 is amended in full to read as follows:

         "Applicable Margin": (a) with respect to Revolving Loans and Term A Loans, for each LIBOR Loan and for each Base Rate Loan as set forth below:


        Maximum
        Total Debt Ratio         LIBOR      Base Rate
        ----------------         -----      ---------
        1 (>=7.00:1)             +3.000%     +2.000%
        2 (<7.00:1->=6.50:1)     +2.750%     +1.750%
        3 (<6.50:1->=6.00:1)     +2.500%     +1.500%
        4 (<6.00:1->=5.50:1)     +2.250%     +1.250%
        5 (<5.50:1->=5.00:1)     +2.000%     +1.000%
        6 (<5.00:1)              +1.750%     +0.750%

                  and (b) with respect to Term B Loans and Term C Loans, +3.250% for each LIBOR Loan and +2.250% for each Base Rate Loan.

         (b) The definition of "Operating Cash Flow" in Section 1.1 is amended by adding to the end thereof the following:

                  plus (e) extraordinary, non-recurring or unusual losses or expenses deducted in computing Operating Cash Flow for the period ending on December 31, 2000 and resulting from business rationalizations and rescaling of overhead as provided in Schedule 1.1A and in an amount not to exceed $3,000,000, provided that (x) the Borrower's independent public accountants shall have audited the amounts described in this clause (e) and (y) the Borrower shall have provided to the Agent and the Lenders on or prior to December 31, 2000 a detailed pro forma account of such extraordinary, non-recurring or unusual losses or expenses.

         (c) The reference to Section 2.06(f) appearing in the last line of
Section 2.7(b)(ii) is hereby replaced with a reference to Section 2.7(f).

         (d) Subsection (v) of Section 5.9 is amended by deleting such subsection in its entirety and substituting therefor the following:

                  (v) the Term A Loans made after the Term A Reset Date shall be used to fund Permitted Acquisitions.

         (e) Section 6.1(a) is amended by deleting the table contained therein and substituting therefor the following table:


                 Period                                        Ratio
                 ------                                        -----
Closing Date to and including June 30, 2000                    7.00:1
July 1, 2000 to and including December 31, 2000                7.50:1
January 1, 2001 to and including December 31, 2001             6.90:1
January 1, 2002 to and including December 31, 2002             6.75:1
January 1, 2003 to and including December 31, 2003             6.50:1
January 1, 2004 to and including December 31, 2004             6.00:1
January 1, 2005 and thereafter                                 5.50:1

         (f) Section 6.1(b) is amended by deleting the table contained therein and substituting therefor the following table:

                 Period                                        Ratio
                 ------                                        -----
Closing Date to and including June 30, 2000                    4.50:1
July 1, 2000 and thereafter                                    3.00:1

         (g) Section 6.1(c) is amended by deleting the table contained therein and substituting therefor the following table:


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

                 Period                                        Ratio
                 ------                                        -----
Closing Date to and including June 30, 2000                    1.35:1
July 1, 2000 to and including March 31, 2001                   1.25:1
April 1, 2001 to and including June 30, 2001                   1.30:1
July 1, 2001 to and including December 31, 2001                1.45:1
January 1, 2002 to and including December 31, 2002             1.55:1
January 1, 2003 and thereafter                                 1.65:1

                  (h) Section 6.1(f) is amended by deleting the figure "$65,000,000" set opposite the period "Fiscal Year Ending December 31, 2000" and substituting therefor the figure "$75,000,000".

                  (i) A new Schedule 1.1A is added in the form of Schedule 1.1A to this Amendment.

                  SECTION 2. Waiver of the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, the Majority Lenders hereby (a) agree to waive the restrictions of Section 6.5 of the Credit Agreement solely to permit the Borrower to enter into Sale-Leaseback of Tower Assets transactions provided that
(i) the Borrower is in compliance with the proviso set forth in Section 6.5 of the Credit Agreement, (ii) the Borrower has entered into a binding contract with a single buyer no later than March 31, 2001 for the Sale-Leaseback of Tower Assets permitted hereby, (iii) the consummation of the Sale-Leaseback of Tower Assets with respect to not less than 50% of the aggregate purchase price of the Sale-Leaseback of Tower Assets permitted hereby shall have occurred not later than March 31, 2001, the proceeds of which shall be applied in accordance with subsection (b) below and (iv) the consummation of the Sale-Leaseback of Tower Assets with respect to the remainder of the aggregate purchase price of the Sale-Leaseback of Tower Assets as determined by the Borrower to be consummated (which may exclude a de minimis number of towers under the contract referred to in clause (ii) above) permitted hereby shall have occurred not later than April 30, 2001 and (b) agree that, for purposes of compliance with Sections 2.7(b)(ii) and (iii) of the Credit Agreement, until the earlier of April 30, 2001 and the date on which the Borrower determines the Sale-Leaseback of Tower Assets described in clause (a) (iv) above (which the Borrower has determined to consummate) is completed (such earlier date being the "Application Date"), 50% of the Net Proceeds of the Sale-Leaseback of Tower Assets that are described in clause (a) (iii) above or that are received by the Borrower prior to the Application Date shall be applied to prepay the Loans and 50% of such Net Proceeds shall be deposited into the Cash Collateral Account and, on the Application Date, such Net Proceeds as have been deposited in the Cash Collateral Account, together with any Net Proceeds of the Sale-Leaseback of Tower Assets described in clause (a) (iv) above that have not yet been applied to prepay the Loans shall be applied to prepay the Loans in accordance with the applicable provisions of Section 2.7(b)(ii) and Section 2.7(b)(iii) of the Credit Agreement; provided that the Maximum Total Debt Ratio in such sections shall be calculated after giving effect to the application of the Net Proceeds of the Sale-Leaseback of Tower Assets previously applied to prepay the Loans. Any Net Proceeds of the Sale-Leaseback of Tower Assets remaining in the


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Cash Collateral Account after all prepayments of the Loans required pursuant to this Section 2, shall be returned to the Borrower.

         If the Application Date falls after March 31, 2001, all calculations of the Maximum Total Debt Ratio, the Maximum Senior Debt Ratio, the Total Interest Coverage Ratio, the Fixed Charge Coverage Ratio and the Pro Forma Debt Service Coverage Ratio shall be made on a pro forma basis as if any amounts that were applied to prepay Loans on or prior to the Application Date in accordance with clause (b) above have been so applied on March 31, 2001.

         SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Guarantor and (b) an amendment fee equal to 0.25% of (i) the aggregate Revolving Loan Commitments, (ii) the aggregate Term A Commitments,
(iii) the aggregate principal amount of the Term B Loans and (iv) the aggregate principal amount of the Term C Loans , in each case, of the Lenders that consent to the effectiveness of this Amendment shall have been paid to the Agent for the account of such Lenders.

This Amendment is subject to the provisions of Section 9.1 of the Credit Agreement.

         SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

         4.1 Organization and Good Standing.

         The Borrower and each Subsidiary (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority (corporate, partnership, limited liability company and otherwise) to own its properties and to conduct its business as now conducted and as currently proposed to be conducted and (c) is duly qualified to conduct business as a foreign organization and is currently in good standing in each state and jurisdiction in which it conducts business.

         4.2 Power and Authority.

         The Borrower and each Subsidiary has all requisite power and authority under applicable law and under its Organic Documents to execute, deliver and perform its respective obligations under the Loan Documents to which it is a party. All actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower and each Subsidiary to execute, deliver and perform this Amendment, the Consent and the Loan Documents to which it is a party have been taken and/or received.

         4.3 Validity and Legal Effect.

         This Amendment and the Credit Agreement, as modified hereby, constitutes, and the other Loan Documents to which the Borrower or any Subsidiary is a party constitute (or will constitute when executed and delivered), the legal, valid and binding obligations of the Borrower


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

or such Subsidiary, as applicable, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.4 No Violation of Laws or Agreements.

         The execution, delivery and performance of this Amendment and the Loan Documents by the Borrower and its Subsidiaries (a) will not violate or contravene any Requirement of Law, (b) will not result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any Subsidiary, or any of its property, may be bound, and (c) will not result in or require the creation of any Lien (other than those permitted by Section 6.3 of the Credit Agreement) upon or with respect to any property of the Borrower or any Subsidiary, whether such property is now owned or hereafter acquired.

         4.5 Litigation and Legal Proceedings.

         Except as disclosed on Schedule 3.10 to the Credit Agreement, there is no litigation, claim, investigation, administrative proceeding, labor controversy or similar action that is pending or, to the knowledge of the Borrower, threatened (i) with respect to this Amendment or any Loan Document or the transactions contemplated thereby or (ii) against the Borrower, any Subsidiary or any Property that (in the case of this clause (ii)), if adversely resolved, could (either individually or in the aggregate) have a Material Adverse Effect.

         SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

         (b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the

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


other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.5 of the Credit Agreement.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    CLASSIC CABLE, INC.


                                    By /s/ STEVEN E. SEACH
                                       -----------------------------------------
                                           Steven E. Seach
                                    Title: President and Chief Financial Officer

AGREED:

UNION BANK OF CALIFORNIA, N.A.,
as Agent and as Lender

By /s/ SETH YAKATAN
   -------------------------------
       Seth Yakatan
Title: Assistant Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

By /s/
   -------------------------------

Title:


THE CHASE MANHATTAN BANK


By /s/
   -------------------------------

Title:

AGREED:

----------------------------------
(Type or Print Name of Institution)

By
   -------------------------------

Title:

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


                                     CONSENT

                                        Dated as of September 29, 2000

         The undersigned, each a Guarantor under the Amended and Restated Guarantee dated as of July 29, 1999 (the "Guarantee") in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment and the Hedge Banks (as defined in the Guarantee), hereby consent to such Amendment and hereby confirm and agree that
(a) notwithstanding the effectiveness of such Amendment, the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guarantee to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by such Amendment, and (b) the Collateral Documents to which each such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                   CLASSIC CABLE HOLDING, INC.


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer

                                   CLASSIC TELEPHONE, INC.


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   UNIVERSAL CABLE HOLDINGS, INC.


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   UNIVERSAL CABLE COMMUNICATIONS INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer

                                   UNIVERSAL CABLE OF BEAVER, OKLAHOMA, INC.


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   UNIVERSAL CABLE MIDWEST, INC.


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   WT ACQUISITION CORPORATION

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   W.K. COMMUNICATIONS, INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   TELEVISION ENTERPRISES, INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


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


                                   BLACK CREEK MANAGEMENT, L.L.C.

                                   By: Classic Cable, Inc.,
                                       its sole member


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   BLACK CREEK COMMUNICATIONS, L.P.

                                   By: Black Creek Management, L.L.C.,
                                       its General Partner

                                   By: Classic Cable, Inc.,
                                       its sole member


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   CLASSIC CABLE OF OKLAHOMA, INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   FRIENDSHIP CABLE OF ARKANSAS, INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer

                                   FRIENDSHIP CABLE OF TEXAS, INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   CORRECTIONAL CABLE TV, INC.


                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   CALLCOM 24, INC.

                                   By /s/ STEVEN E. SEACH
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer



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